                                                                 Exhibit 10.1(n)


                                 TENTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT


                  This TENTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of November 3, 2003 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002, that certain Fifth Amendment to Debtor-in-Possession Credit Agreement dated as of December 18, 2002, that certain Sixth Amendment to Debtor-in-Possession Credit Agreement, Limited Consent and Amendment to Security Agreement dated as of March 25, 2003, that certain Seventh Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of May 23, 2003, that certain Eighth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of August 22, 2003 and that certain Ninth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of September 15, 2003 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire to amend the Credit Agreement, subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

     1.1  Provisions Relating to Defined Terms.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Insurance Premium Financing Arrangements" and "Minimum Cumulative Consolidated Operating Income Schedule" in their entirety and inserting the following new definitions in the appropriate alphabetical order:

          "Insurance Premium Financing Arrangements" means, collectively, such agreements as Company and its Subsidiaries may enter into (A) on or after the Third Amendment Effective Date and prior to December 1, 2002 with Insurance Premium Financers pursuant to which such Insurance Premium Financers shall advance insurance premiums for Company and its Subsidiaries in an aggregate amount not to exceed $33,000,000 and (B) on or after the

     Tenth Amendment Effective Date and prior to December 1, 2003 with Insurance Premium Financers pursuant to which such Insurance Premium Financers shall advance insurance premiums for Company and its Subsidiaries in an aggregate amount not to exceed $23,000,000, and, in each case, any orders entered by the Bankruptcy Court in connection therewith. Such Insurance Premium Financing Arrangements (i) shall provide for the benefit of such Insurance Premium Financers a security interest in no property of Company or any of its Subsidiaries other than gross unearned premiums for the insurance policies, (ii) shall not purport to prohibit any portion of the Liens created in favor of Administrative Agent (for the benefit of Lenders) pursuant to the Collateral Documents or authorized by the Interim Borrowing Order or Final Borrowing Order, (iii) shall provide that the Insurance Premium Financers shall not be entitled to a cash payment on the Reorganization Effective Date (except for regularly scheduled monthly payments of principal and interest), (iv) shall not contain any provision or contemplate any transaction prohibited by this Agreement and shall otherwise be in form and substance reasonably satisfactory to Agents, and
     (v) may provide that the security interests granted to Insurance Premium Financers in connection with Insurance Premium Financing Arrangements shall rank prior to the Liens of Lenders under this Agreement.

          "Minimum Cumulative Consolidated Operating Income Schedule" has the meaning assigned to that term in subsection 6.1(xxi); provided, however, that the Minimum Cumulative Consolidated Operating Income Schedule shall be deemed supplemented (i) as of the Sixth Amendment Effective Date by the supplement thereto delivered to the Agents in accordance with Section 3.1 of the Sixth Amendment, and (ii) by, and as of the date of delivery of, the supplement thereto delivered to the Agents in accordance with subsection 6.1(xxiv) or 6.1(xxv) of this Agreement.

         B. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

         "Covanta Tampa" means Covanta Tampa Construction, Inc., a Delaware corporation.

         "Geothermal Sale" means (i) the sale or other disposition by Company and its Subsidiaries of all or substantially all of (a) their respective (1) equity or membership interests in Covanta SIGC Energy, Inc., Covanta SIGC Energy II, Inc. and Amor 14 Corporation, (2) partnership interests in Heber Geothermal Company, Heber Field Company and Second Imperial Geothermal Company, and (3) equity, membership or partnership interests in non-debtor Affiliates Pacific Geothermal Company, Mammoth Geothermal Company and Mammoth Pacific L.P., which entities own or lease geothermal plants and facilities in California (the "Geothermal Business") and/or (b) the assets of each of the entities referenced in clause (a) and (ii) the assumption and/or assignment by Company and its Subsidiaries of certain contracts related to the Geothermal Business.

         "Geothermal Sale Bidding Procedures Order" means the Order Under 11 U.S.C. ss.ss. 105(a), 363, 503 and 507 and Fed.R.Bankr.P. 2002, 6004 and 6006
(A) Authorizing and Approving: (I) Notice and Bidding Procedures; (II) Bid Protections, Including Breakup Fee, Overbid Protections and Expense Reimbursement, in Connection with Proposed Sale of Debtors' Equity Interest in Certain Subsidiaries; (III) Notice of Conversion of Certain Debtors To Limited Liability Companies, Proposed Assumption and/or Assignment of Certain Executory Contracts and Unexpired Leases; and (IV) Notice of Proposed Dismissal of Certain Chapter 11 Cases; and (B) Scheduling Hearing and Setting Bidding and Objection Deadlines in Connection with the Foregoing entered by the Bankruptcy Court on September 26, 2003.

         "Tenth Amendment" means the Tenth Amendment to Debtor-In-Possession Credit Agreement dated as of November 3, 2003.

         "Tenth Amendment Effective Date" has the meaning assigned to that term in Section 4.6 of the Tenth Amendment.

         C. The definition of "Excluded Subsidiary" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following sentence therefor:

         "Nothwithstanding the foregoing provisions of this definition, Metropolitan Entertainment and Covanta Tampa shall each be an Excluded Subsidiary.".

     1.2  Provisions Relating to Representations and Warranties.

         Subsection 5.11D of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting therefor "$13,000,000".

     1.3  Provisions Relating to Affirmative Covenants.

         A. Subsection 6.1 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (xxiii) thereof, (ii) deleting the "." at the end of clause (xxiv) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (xxv):

          "(xxv) Prior to the consummation of the Geothermal Sale, Borrowers shall have delivered to Agents (a) projected financial statements for Company and its Subsidiaries for the fourth Fiscal Quarter of 2003 and the first Fiscal Quarter of 2004, such projected financial statements to be prepared on a consolidated and consolidating basis in accordance with GAAP and to be in form and substance reasonably satisfactory to Agents and to contain projections of cash flows for each such period and such other financial information and projections for such periods as Agents may reasonably request, and (b) a supplement to the Minimum Cumulative Consolidated Operating Income Schedule satisfactory in form and substance to Agents.".

         B. Subsection 6.8E of the Credit Agreement is hereby amended by deleting the parenthetical phrase contained in clause (i) thereof in its entirety and substituting therefor the following:

         "(other than Metropolitan Entertainment and Covanta Tampa)".

     1.4  Provisions Relating to Negative Covenants.

         A. Subsection 7.1 of the Credit Agreement is hereby amended by amending and restating clause (ix) thereof as follows:

          "(ix) Company may become and remain liable with respect to Indebtedness consisting solely of its obligations under Insurance Premium Financing Arrangements, provided that the obligations incurred pursuant to this clause (ix) shall not exceed $23,000,000 in the aggregate at any time on or after the Tenth Amendment Effective Date.".

         B. Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (c) thereof, (ii) deleting the "." at the end of clause (d) thereof and substituting therefor ", and", and (iii) adding at the end thereof the following new clause (e):

     "(e) Borrowers and their respective Subsidiaries may make payments after the Tenth Amendment Effective Date, in an amount not to exceed $100,000 in the aggregate, for the purpose of satisfying pre-Petition Date tax obligations and other obligations the payment of which is required in order for the Borrowers and their Subsidiaries (1) to convert certain

     Subsidiaries from corporations to limited liability companies in connection with the Geothermal Sale, and (2) to be in good standing in their respective jurisdictions of formation upon emergence from their Chapter 11 Cases."

         C. Subsection 7.7(i)(7) of the Credit Agreement is hereby amended by deleting clause (z) thereof in its entirety and substituting the following therefor:

     "(z) that the aggregate amount of all fees, costs and expenses of attorneys and advisors of Company and its Subsidiaries (including, but not limited to, advisory fees and success fees) in connection with such transaction and all other such transactions occurring prior to the date thereof (which shall be set forth in a statement in reasonable detail attached to such Officer's Certificate) shall not exceed $400,000 in the aggregate;"

         D. Subsection 7.7 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" at the end of clause (xii) thereof, (ii) deleting the "." at the end of clause (xiii) thereof and substituting therefor "; and", and (iii) adding immediately after clause (xiii) thereof the following new clause (xiv):

          "(xiv) Company and its Subsidiaries may consummate the Geothermal Sale with either (a) Caithness Energy LLC, ArcLight Capital Partners, LLC and/or certain of their affiliates on the terms and conditions set forth in the Amended and Restated Ownership Interest Purchase Agreement dated as of September 25, 2003 (as such agreement may be amended or modified pursuant to the terms thereof, so long as any such amendment or modification that is deemed material by the Agents shall be consented to by the Agents), and in accordance with the Geothermal Sale Bidding Procedures Order or (b) such other higher and better bidder as selected by Company (so long as such bidder and such bidder's bid for the Geothermal Sale shall be consented to by Agents) in accordance with such order; provided that, in either case, the principal documentation for such Geothermal Sale and any earnout or contingent payments relating thereto shall have been delivered to Agents."

         E. Section 7 of the Credit Agreement is hereby further amended by adding at the end thereof the following new subsection 7.17:

                  "7.17    Plan of Liquidation; Plan of Reorganization.

                  No Borrower shall propose an amendment, supplement or other modification to: (i) Debtors' First Amended Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code and the Liquidation Plan Supplement to Debtors' First Amended Joint Plan of Liquidation (collectively, the "Plan of Liquidation"); (ii) Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and the Reorganization Plan Supplement to Debtors' First Amended Joint Plan of Reorganization (collectively, the "Reorganization Plan"); or
         (iii) Heber Debtors' Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Heber Plan", and together with the Plan of Liquidation and the Reorganization Plan, the "Plans"), each as filed with the Bankruptcy Court on September 28, 2003, without the prior consent of Agents if such proposed amendment, supplement or other modification would have a materially adverse effect on the treatment of, or distributions to, any holder of claims in Class 3A under the Reorganization Plan or Class 3A under the Plan of Liquidation, including the amount of distributions made to such holders or the currency in which such distributions are made, or effect the disposition or distribution of any Collateral under any of the Plans, and no Borrower shall revoke or withdraw any of the Plans without the prior written consent of the Agents, unless the Debtors contemporaneously file an alternative or amended plan of reorganization that is reasonably acceptable to the Agents."

     1.5 Provisions Relating to Events of Default

         Subsection 8.9 of the Credit Agreement is hereby amended by deleting the reference to "$10,000,000" contained therein and substituting therefor "$13,000,000".



SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

         2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

         2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Tenth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

SECTION 3.        ACKNOWLEDGEMENT AND CONSENT

         A. Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects,
(ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment are binding on each of the Borrowers.

         B. Each Borrower and Subsidiary Guarantor hereby acknowledges that all Cash and non-Cash proceeds from the Geothermal Sale (whether from the Amended and Restated Ownership Interest Purchase Agreement dated as of September 25, 2003 or from any higher and better bidder's bid for the Geothermal Sale, each as described in Section 1.3C of this Amendment) that Company, any of the other Borrowers or any non-debtor Subsidiaries of Company receive or have an interest in upon closing of such sale or from time to time thereafter are subject to (i) the valid, perfected non-voidable first priority, senior priming Liens of the Agents, for the sole and exclusive benefit of the Lenders (such Liens not being junior or subject to any other Liens, claims or interests) pursuant to section 364(d) of the Bankruptcy Code and (ii) the superpriority administrative claims of the Agents and the Lenders, in each case without further action by any party or further order of the Bankruptcy Court.

SECTION 4.        MISCELLANEOUS

         4.1 Covenant Regarding Bids for Geothermal Sale. Immediately upon receipt thereof, Company shall deliver to Agents copies of any formal bids for the Geothermal Sale submitted to Company and any accompanying documentation, including, without limitation, evidence of the bidder's financial ability, ability to provide certain assurances and ability to consummate the transaction. The Company hereby agrees that any default in the performance of or compliance with this Section 4.1 shall constitute an immediate Event of Default under the Credit Agreement.

         4.2 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         A. On and after the Tenth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         4.3 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         4.4 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         4.5 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.6 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Tenth Amendment Effective Date"): (i) Borrower, each Subsidiary Guarantor, and Lenders constituting Requisite Lenders shall have each executed a counterpart hereof;
(ii) Company and Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; and (iii) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 5:00 p.m. (New York City time) on November 3, 2003.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWERS:

                        COVANTA ENERGY CORPORATION


                        By:
                             -----------------------------------
                             Jeffrey R. Horowitz
                             Authorized Officer


                        Each of the entities named on Schedule A annexed hereto, as Borrowers


                        By:
                             -----------------------------------
                             Jeffrey R. Horowitz
                             Authorized Officer


                        Each of the entities named on Schedule B annexed hereto, as Borrowers


                        By:
                             -----------------------------------
                             Scott Mackin
                             Authorized Officer

SUBSIDIARY GUARANTORS:

                       Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors


                        By:
                             -----------------------------------
                             Jeffrey R. Horowitz
                             Authorized Officer

AGENTS AND LENDERS:

                         BANK OF AMERICA, N.A.,
                         as Administrative Agent and Co-Arranger and as a Lender


                         By:
                             -----------------------------------
                             Henry Yu
                             Managing Director

                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                         as Documentation Agent and Co-Arranger and as a Lender


                         By:
                             -----------------------------------
                              Keith C. Braun
                              Director


                         By:
                             -----------------------------------
                              Mark B. Cohen, Managing Director
                              Head of Workout

                         BAYERISCHE HYPO-UND VEREINSBANK AG,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         CREDIT LYONNAIS NEW YORK BRANCH,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as a Lender


                         By:
                            -----------------------------------
                            Name:
                            Title:

                         HSBC BANK USA,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         IIB BANK LTD, IFSC BRANCH,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         JPMORGAN CHASE BANK
                         (formerly known as The Chase Manhattan Bank), as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         MERRILL LYNCH, PIERCE & SMITH,
                         INCORPORATED, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         BANC OF AMERICA SECURITIES LLC, as
                         Agent for BANK OF AMERICA, N.A., as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         SPECIAL SITUATIONS INVESTING GROUP,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         SUNTRUST BANK,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         THE BANK OF NEW YORK,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         THE BANK OF NOVA SCOTIA,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         UBS AG, STAMFORD BRANCH,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         U.S. BANK NATIONAL ASSOCIATION
                         (formerly known as Firstar Bank, N.A.),
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         WESTLB AG (formerly known as Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         BEAR STEARNS & CO. INC.,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                                   Schedule A
                                 Other Borrowers

1.  AMOR 14 Corp.
2.  Covanta Acquisition, Inc.
3.  Covanta Alexandria/Arlington, Inc.
4.  Covanta Babylon, Inc.
5.  Covanta Bessemer, Inc.
6.  Covanta Bristol, Inc.
7.  Covanta Cunningham Environmental Support, Inc.
8.  Covanta Energy Americas, Inc.
9.  Covanta Energy Construction, Inc.
10. Covanta Energy Resource Corp.
11. Covanta Energy Sao Jeronimo, Inc.
12. Covanta Energy Services, Inc.
13. Covanta Energy West, Inc.
14. Covanta Engineering Services, Inc.
15. Covanta Fairfax, Inc.
16. Covanta Financial Services, Inc.
17. Covanta Geothermal Operations Holdings, Inc.
18. Covanta Geothermal Operations, Inc.
19. Covanta Heber Field Energy, Inc.
20. Covanta Hennepin Energy Resource Co., L.P.
21. Covanta Hillsborough, Inc.
22. Covanta Honolulu Resource Recovery Venture
23. Covanta Huntington Limited Partnership
24. Covanta Huntington Resource Recovery One Corp.
25. Covanta Huntington Resource Recovery Seven Corp.
26. Covanta Huntington, Inc.
27. Covanta Huntsville, Inc.
28. Covanta Hydro Energy, Inc.
29. Covanta Hydro Operations West, Inc.
30. Covanta Hydro Operations, Inc.
31. Covanta Imperial Power Services, Inc.
32. Covanta Indianapolis, Inc.
33. Covanta Kent, Inc.
34. Covanta Key Largo, Inc.
35. Covanta Lake, Inc.
36. Covanta Lancaster, Inc.
37. Covanta Lee, Inc.
38. Covanta Long Island, Inc.
39. Covanta Marion Land Corp.
40. Covanta Marion, Inc.
41. Covanta Mid-Conn., Inc.
42. Covanta Montgomery, Inc.


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43. Covanta New Martinsville Hydro-Operations Corp.
44. Covanta Northwest Puerto Rico, Inc.
45. Covanta Oahu Waste Energy Recovery, Inc.
46. Covanta Oil & Gas, Inc.
47. Covanta Onondaga Five Corp.
48. Covanta Onondaga Four Corp.
49. Covanta Onondaga Limited Partnership
50. Covanta Onondaga Operations, Inc.
51. Covanta Onondaga Three Corp.
52. Covanta Onondaga Two Corp.
53. Covanta Onondaga, Inc.
54. Ogden Services Corporation
55. Covanta Operations of Union LLC
56. Covanta OPW Associates, Inc.
57. Covanta OPWH, Inc.
58. Covanta Pasco, Inc.
59. Covanta Plant Services of New Jersey, Inc.
60. Covanta Power Development of Bolivia, Inc.
61. Covanta Power Development, Inc.
62. Covanta Power Equity Corp.
63. Covanta Projects of Hawaii, Inc.
64. Covanta Projects of Wallingford, LP
65. Covanta RRS Holdings, Inc.
66. Covanta Secure Services USA, Inc.
67. Covanta Secure Services, Inc.
68. Covanta SIGC Energy II, Inc.
69. Covanta SIGC Energy, Inc.
70. Covanta SIGC Geothermal Operations, Inc.
71. Covanta Stanislaus, Inc.
72. Covanta Systems, Inc.
73. Covanta Tampa Bay, Inc.
74. Covanta Tulsa, Inc.
75. Covanta Union, Inc.
76. Covanta Wallingford Associates, Inc.
77. Covanta Warren Energy Resources Co., LP
78. Covanta Waste Solutions, Inc.
79. Covanta Waste to Energy of Italy, Inc.
80. Covanta Waste to Energy, Inc.
81. Covanta Water Holdings, Inc.
82. Covanta Water Systems, Inc.
83. Covanta Water Treatment Services, Inc.
84. DSS Environmental, Inc.
85. ERC Energy II, Inc.
86. ERC Energy, Inc.
87. Heber Field Company
88. Heber Field Energy II, Inc.
89. Heber Geothermal Company
90. Heber Loan Partners
91. Ogden Environmental & Energy Services Co., Inc.
92. OPI Quezon, Inc.
93. Second Imperial Geothermal Co., L.P.
94. Three Mountain Operations, Inc.
95. Three Mountain Power LLC


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                                   Schedule B
                                 Other Borrowers

1.  Alpine Food Products, Inc.
2.  BDC Liquidating Corp.
3.  Bouldin Development Corp.
4.  Covanta Energy Group, Inc.
5.  Covanta Energy International, Inc.
6.  Covanta Equity of Alexandria/Arlington, Inc.
7.  Covanta Equity of Stanislaus, Inc.
8.  Covanta Power International Holdings, Inc.
9.  Covanta Projects, Inc.
10. Doggie Diner, Inc.
11. Gulf Coast Catering Company, Inc.
12. J.R. Jacks Construction Corp.
13. Lenzar Electro-Optics, Inc.
14. Logistics Operations, Inc.
15. Offshore Food Service, Inc.
16. OFS Equity of Alexandria/Arlington, Inc.
17. OFS Equity of Babylon, Inc.
18. OFS Equity of Delaware, Inc.
19. OFS Equity of Huntington, Inc.
20. OFS Equity of Indianapolis, Inc.
21. OFS Equity of Stanislaus, Inc.
22. Ogden Allied Abatement & Decontamination Service, Inc.
23. Ogden Allied Maintenance Corp.
24. Ogden Allied Payroll Services, Inc.
25. Ogden Attractions, Inc.
26. Ogden Aviation Distributing Corp.
27. Ogden Aviation Fueling Company of Virginia, Inc.
28. Ogden Aviation Security Services of Indiana, Inc.
29. Ogden Aviation Service Company of Colorado, Inc.
30. Ogden Aviation Service Company of Pennsylvania, Inc.
31. Ogden Aviation Service International Corporation
32. Ogden Aviation Terminal Services, Inc.
33. Ogden Aviation, Inc.
34. Ogden Cargo Spain, Inc.
35. Ogden Central and South America, Inc.
36. Ogden Cisco, Inc.
37. Ogden Communications, Inc.
38. Ogden Constructors, Inc.
39. Ogden Facility Holdings, Inc.
40. Ogden Facility Management Corporation of Anaheim
41. Ogden Facility Management Corporation of West Virginia
42. Ogden Film and Theatre, Inc.
43. Ogden Firehole Entertainment Corp.
44. Ogden Food Service Corporation of Milwaukee, Inc.
45. Ogden International Europe, Inc.
46. Ogden Leisure, Inc.
47. Ogden Management Services, Inc.
48. Ogden New York Services, Inc.
49. Ogden Pipeline Service Corporation
50. Ogden Support Services, Inc.
51. Ogden Technology Services Corporation
52. Ogden Transition Corporation
53. PA Aviation Fuel Holdings, Inc.
54. Philadelphia Fuel Facilities Corporation


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                                   Schedule C
                              Subsidiary Guarantors

1.  Covanta Haverhill Properties, Inc.
2.  Covanta Haverhill, Inc.
3.  Covanta Omega Lease, Inc.
4.  Haverhill Power, Inc.
5.  LMI, Inc.
6.  Michigan Waste Energy, Inc.


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